UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ROTH CH ACQUISITION V CO.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ROTH CH ACQUISITION V CO.

888 San Clemente Drive, Suite 400

Newport Beach, CA 92660

[●], 2023

Dear Stockholders:

On behalf of the Board of Directors of Roth CH Acquisition V Co. (the “Company,” “ROCL” or “we”), I invite you to attend our Special Meeting of Stockholders (the “Special Meeting”). We hope you can join us. The Special Meeting will be held at [●] a.m., Eastern Time on [●], 2023. The Company will be holding the Special Meeting as a virtual meeting via the following information:

Roth CH Acquisition V Co. Virtual Meeting Information:

Meeting Date: [●], 2023

Meeting Time: [●] a.m. Eastern Time

Special Meeting-meeting webpage (information, webcast, telephone access and replay):

[●]

Telephone access (listen-only):

Within the U.S. and Canada: [●] (toll-free)

Outside of the U.S. and Canada: [●] (standard rates apply)

Conference ID:

[●]

The Notice of Special Meeting of Stockholders, the Proxy Statement and the proxy card accompanying this letter are also available at [●]. We are first mailing these materials to our stockholders on or about [●], 2023.

As discussed in the enclosed Proxy Statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

●	Proposal 1 — A proposal to allow the Company, without further stockholder approval, to amend (the “Extension Amendment”) ROCL’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which ROCL has to consummate a business combination up to twelve (12) times, each such extension for an additional one (1) month period (each, an “Extension”), from December 4, 2023 to December 3, 2024 (i.e., for a period of time ending 36 months after the consummation of ROCL’s initial public offering) (such date actually extended being referred to as the “Extended Date”);

●	Proposal 2 — A proposal to amend (the “NTA Requirement Amendment”) the Charter to expand the methods that ROCL may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission;

●	Proposal 3 — A proposal to allow the Company, without further stockholder approval, to amend (the “Trust Liquidation Amendment”) the Charter to delete the various provisions applicable only to special purpose acquisition corporations and provide for the liquidation of the trust account established in connection with ROCL’s initial public offering; and

●	Proposal 4 — A proposal to direct the chairperson of the special meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”).

Each of the Extension Amendment, the NTA Requirement Amendment, the Trust Liquidation Amendment and the Adjournment proposals are more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment is to allow the Company, in its sole discretion and without further stockholder approval, to amend the Charter to allow the Company additional time to complete its initial business combination. The Company’s Charter provides that the Company has only until December 4, 2023 to complete a business combination (the “combination period”).

The Company’s board of directors (the “Board”) currently believes that there will not be sufficient time before December 4, 2023 (unless the combination period is extended in accordance with the terms of the existing Charter) to complete an initial business combination. Therefore, our Board has determined that it is desirable to provide the Company with an option to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in a prospective investment. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the United States Securities and Exchange Commission (“SEC”) announcing the proposed business combination.

If the Extension Amendment is implemented and the Board determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not to seek any further extension to consummate a business combination, the Company would then look to wind up its affairs and redeem 100% of the outstanding public shares.

The purpose of the NTA Requirement Amendment is to add an additional basis on which the Company may rely, as it has since its initial public offering, to be not subject to the “penny stock” rules of the SEC. The Company’s Charter currently provides that the Company will not consummate any business combination unless it has net tangible assets of at least $5,000,001 immediately prior to or upon consummation of such business combination. We believe that we can rely on other available exclusions from the penny stock rules that would not impose restrictions on our net tangible assets. The Company is presenting the NTA Requirement Amendment proposal to facilitate the consummation of a business combination.

In connection with the Extension Amendment and the NTA Requirement Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the Company’s initial public offering (the “Trust Account”), including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment or the NTA Requirement Amendment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment and the NTA Requirement Amendment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended. However, if the NTA Requirement Amendment is not approved, the Company will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $[●] million in cash and U.S. Treasury securities as of [●], 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed a business combination by the Extended Date.

The Charter currently provides that, if the Company does not consummate an initial business combination by December 4, 2023, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate. The purpose of the Trust Liquidation Amendment is to allow the Company, in its sole discretion and without further stockholder approval, to amend the Charter to delete the various provisions applicable only to special purpose acquisition corporations, including the requirement for the Company to redeem the outstanding public shares and to dissolve and liquidate following such redemption. If the Trust Liquidation Amendment is implemented, the Company will liquidate the Trust Account and each public stockholder will receive a full pro rata portion of the amount then in the Trust Account, plus any pro rata interest earned on the funds held in the Trust Account and not necessary to pay our taxes payable on such funds. The Company will not redeem the public shares in connection with the Trust Liquidation Amendment, and any holders of our public shares, in addition to receiving the trust account liquidation distribution, will retain such shares and all other rights as our stockholders, including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared. Holders of warrants will receive no proceeds in connection with the liquidation of the Trust Account with respect to such warrants, and such warrants will remain outstanding.

After careful consideration of all relevant factors, the Board currently believes that it advisable to submit both the Extension Amendment and the Trust Liquidation Amendment to the Company’s stockholders at the Special Meeting, in order to provide the Board with additional time and a flexibility to determine the course of action that will be in the best interests of the Company and its stockholders. If the Extension Amendment proposal and the Trust Liquidation Amendment proposal are both approved by the stockholders, the Board reserves the right to determine, in its sole discretion, which charter amendment to implement following the Special Meeting. In the event the Extension Amendment is implemented, the Trust Liquidation Amendment will not be implemented and will be abandoned, and vice versa.

The purpose of the Adjournment proposal is to direct the chairperson of the meeting to adjourn the Special Meeting to a later date or dates.

CR Financial Holdings, Inc., an entity affiliated with Roth Capital Partners, LLC, a joint representative of the underwriters in the Company’s initial public offering, CHLM Sponsor-5 LLC, an entity affiliated with Craig-Hallum Capital Group LLC, a joint representative of the underwriters in the Company’s initial public offering, and the Company’s other initial stockholders (collectively, the “Initial Stockholders”) hold the right to vote over an aggregate of 2,875,000 shares of our common stock, which we refer to as the “Founder Shares,” that were issued prior to the Company’s initial public offering (“IPO”) and 461,500 shares of common stock that make part of the units, which we refer to as the “Private Placement Units,” that were purchased by certain of the Initial Stockholders in a private placement which occurred simultaneously with the completion of the IPO.

Subject to applicable securities laws (including with respect to material nonpublic information), the Company or the Initial Stockholders or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements. In the event that the Initial Stockholders or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $[●] per share, based on the amounts held in the Trust Account as of [●], 2023 after the release of interest income to be used by the Company to pay its income and franchise tax obligations); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Amendment proposal, the NTA Requirement Amendment proposal or the Trust Liquidation Amendment proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Initial Stockholders or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Amendment, the NTA Requirement Amendment and the Trust Liquidation Amendment proposals will be approved; (iv) the identities of the securityholders who sold to the Initial Stockholders or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of shares of common stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem. If such transactions are effected, the consequence could be to cause the Extension Amendment, the NTA Requirement Amendment and the Trust Liquidation Amendment proposals to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for Extension Amendment proposal, the NTA Requirement Amendment proposal or the Trust Liquidation Amendment proposal at the Special Meeting. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Initial Stockholders or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Amendment proposal, the NTA Requirement Amendment proposal or the Trust Liquidation Amendment proposal.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or [●], 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Assuming that the Extension Amendment and the NTA Requirement Amendment are submitted to a vote of stockholders at the Special Meeting and approved, we estimate that the per-share pro rata portion of the Trust Account to be used to redeem the public shares for which a redemption election has been made will be approximately $[●], based on the approximate amount of $[●] million held in the Trust Account as of [●], 2023 after the release of interest income to be used by us to pay our income and franchise tax obligations. The closing price of the Company’s common stock on [●], 2023 was $[●]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment, the NTA Requirement Amendment and the Trust Liquidation Amendment proposals are not approved and we do not consummate a business combination by December 4, 2023, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of holders of at least a majority of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve the Extension Amendment proposal, the NTA Requirement Amendment proposal and the Trust Liquidation Amendment proposal. The approval of the Extension Amendment and the NTA Requirement Amendment is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Extension Amendment, the NTA Requirement Amendment and the Trust Liquidation Amendment, our board will retain the right to abandon and not implement the Extension Amendment, the NTA Requirement Amendment or the Trust Liquidation Amendment at any time without any further action by our stockholders.

Our board has fixed the close of business on [●], 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Extension Amendment and the NTA Requirement Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment, the NTA Requirement Amendment, the Trust Liquidation Amendment and the Adjournment proposals and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

John Lipman
Co-Chief Executive Officer and Co-Chairman of the Board
[●], 2023

ROTH CH ACQUISITION V CO.

888 San Clemente Drive, Suite 400

Newport Beach, CA 92660

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●], 2023

To the Stockholders of Roth CH Acquisition V Co.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Roth CH Acquisition V Co. (the “Company,” “ROCL” or “we”), a Delaware corporation, will be held on [●], 2023, at [●] a.m., Eastern Time. The Company will be holding the Special Meeting as a virtual meeting via the following information:

Roth CH Acquisition V Co. Virtual Meeting Information:

Meeting Date: [●], 2023

Meeting Time: [●] a.m. Eastern Time

Special Meeting-meeting webpage (information, webcast, telephone access and replay):

[●]

Telephone access (listen-only):

Within the U.S. and Canada: [●] (toll-free)

Outside of the U.S. and Canada: [●] (standard rates apply)

Conference ID:

[●]

The purpose of the Special Meeting will be to consider and vote upon the following matters:

1.	A proposal to allow the Company, without further stockholder approval, to amend (the “Extension Amendment”) ROCL’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which ROCL has to consummate a business combination up to twelve (12) times, each such extension for an additional one (1) month period (each, an “Extension”), from December 4, 2023 to December 3, 2024 (i.e., for a period of time ending 36 months after the consummation of ROCL’s initial public offering) (such date actually extended being referred to as the “Extended Date”);

2.	A proposal to amend (the “NTA Requirement Amendment”) the Charter to expand the methods that ROCL may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission;

3.	A proposal to allow the Company, without further stockholder approval, to amend (the “Trust Liquidation Amendment”) the Charter to delete the various provisions applicable only to special purpose acquisition corporations and provide for the liquidation of the trust account established in connection with ROCL’s initial public offering;

4.	A proposal to direct the chairperson of the special meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”); and

5.	To act on such other matters as may properly come before the Special Meeting or any adjournment or adjournments thereof.

The Board has fixed the close of business on [●], 2023 as the record date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournment or adjournments thereof.

By Order of the Board of Directors

John Lipman
Co-Chief Executive Officer and Co-Chairman of the Board

New York, New York

[●], 2023

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [●], 2023. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT [●].

ROTH CH ACQUISITION V CO.

888 San Clemente Drive, Suite 400

Newport Beach, CA 92660

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD [●], 2023

FIRST MAILED ON OR ABOUT [●], 2023

Date, Time and Place of the Special Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Roth CH Acquisition V Co. (the “Company,” “ROCL” or “we”), a Delaware corporation, in connection with the Special Meeting of Stockholders to be held on [●], 2023 at [●] a.m., Eastern Time for the purposes set forth in the accompanying Notice of Special Meeting. The Company will be holding the Special Meeting, and any adjournments thereof, as a virtual meeting via the following information:

Roth CH Acquisition V Co. Virtual Meeting Information:

Meeting Date: [●], 2023

Meeting Time: [●] a.m. Eastern Time

Special Meeting-meeting webpage (information, webcast, telephone access and replay):

[●]

Telephone access (listen-only):

Within the U.S. and Canada: [●] (toll-free)

Outside of the U.S. and Canada: [●] (standard rates apply)

Conference ID:

[●]

The principal executive offices of the Company are located at 888 San Clemente Drive, Suite 400, Newport Beach, CA 92660 and its telephone number, including area code, is (949) 720-5700.

Forward Looking Statements

This Proxy Statement contains forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, including statements about the parties’ ability to close the proposed transactions in connection with a business combination, the anticipated benefits of the proposed transactions, and the financial condition, results of operations, earnings outlook and prospects of the Company, and may include statements for the period following the consummation of the proposed transactions. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to a business combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and stockholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described in the Company’s Annual Report on form 10-K filed with the SEC on March 31, 2023, under the heading “Risk Factors” in the Company’s final prospectus for its initial public offering filed with the SEC on December 2, 2021, in this proxy statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and stockholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

While we have not entered into a business combination transaction, it is possible that a business combination may be subject to a CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our initial business combination falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by December 4, 2023 (or December 3, 2024 if the Extension Amendment proposal is approved by the stockholders) because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company.

As of the date hereof, substantially all of the assets held in the Trust Account are held in money market funds, which primarily invest in U.S. Treasury Bills. There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Notwithstanding the foregoing, we intend to keep the funds in the Trust Account invested in money market funds, which primarily invest in U.S. Treasury Bills.

Purpose of the Special Meeting

At the Special Meeting, you will be asked to consider and vote upon the following matters:

1.	Proposal 1 — A proposal to amend (the “Extension Amendment”) ROCL’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which ROCL has to consummate a business combination up to twelve (12) times, each such extension for an additional one (1) month period (each, an “Extension”), from December 4, 2023 to December 3, 2024 (i.e., for a period of time ending 36 months after the consummation of ROCL’s initial public offering) (such date actually extended being referred to as the “Extended Date”);

2.	Proposal 2 — A proposal to amend (the “NTA Requirement Amendment”) the Charter to expand the methods that ROCL may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission;

3.	Proposal 3 — A proposal to allow the Company, without further stockholder approval, to amend (the “Trust Liquidation Amendment”) the Charter to delete the various provisions applicable only to special purpose acquisition corporations and provide for the liquidation of the trust account established in connection with ROCL’s initial public offering;

4.	Proposal 4 — A proposal to direct the chairperson of the special meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”); and

5.	To act on such other matters as may properly come before the Special Meeting or any adjournment thereof.

The purpose of the Extension Amendment is to allow the Company, in its sole discretion and without further stockholder approval, to amend the Charter to allow the Company additional time to complete its initial business combination. The Company’s Charter provides that the Company has only until December 4, 2023 to complete a business combination (the “combination period”).

The Company’s board of directors (the “Board”) currently believes that there will not be sufficient time before December 4, 2023 (unless the combination period is extended in accordance with the terms of the existing Charter) to complete an initial business combination. Therefore, our Board has determined that it is desirable to provide the Company with an option to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in a prospective investment. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the United States Securities and Exchange Commission (“SEC”) announcing the proposed business combination.

If the Extension Amendment is implemented and the Board determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not to seek any further extension to consummate a business combination, the Company would then look to wind up its affairs and redeem 100% of the outstanding public shares.

The purpose of the NTA Requirement Amendment is to add an additional basis on which the Company may rely, as it has since its initial public offering, to be not subject to the “penny stock” rules of the SEC. The Company’s Charter currently provides that the Company will not consummate any business combination unless it has net tangible assets of at least $5,000,001 immediately prior to or upon consummation of such business combination. We believe that we can rely on other available exclusions from the penny stock rules that would not impose restrictions on our net tangible assets. The Company is presenting the NTA Requirement Amendment proposal to facilitate the consummation of a business combination.

In connection with the Extension Amendment and the NTA Requirement Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the Company’s initial public offering (the “Trust Account”), including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment or the NTA Requirement Amendment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment and the NTA Requirement Amendment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. However, if the NTA Requirement Amendment is not approved, the Company will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $[●] million in cash and U.S. Treasury securities as of [●], 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed a business combination by the Extended Date.

The Charter currently provides that, if the Company does not consummate an initial business combination by December 4, 2023, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate. The purpose of the Trust Liquidation Amendment is to allow the Company, in its sole discretion and without further stockholder approval, to amend the Charter to delete the various provisions applicable only to special purpose acquisition corporations, including the requirement for the Company to redeem the outstanding public shares and to dissolve and liquidate following such redemption. If the Trust Liquidation Amendment is implemented, the Company will liquidate the Trust Account and each public stockholder will receive a full pro rata portion of the amount then in the Trust Account, plus any pro rata interest earned on the funds held in the Trust Account and not necessary to pay our taxes payable on such funds. The Company will not redeem the public shares in connection with the Trust Liquidation Amendment, and any holders of our public shares, in addition to receiving the trust account liquidation distribution, will retain such shares and all other rights as our stockholders, including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared. Holders of warrants will receive no proceeds in connection with the liquidation of the Trust Account with respect to such warrants, and such warrants will remain outstanding.

After careful consideration of all relevant factors, the Board currently believes that it advisable to submit both the Extension Amendment and the Trust Liquidation Amendment to the Company’s stockholders at the Special Meeting, in order to provide the Board with additional time and a flexibility to determine the course of action that will be in the best interests of the Company and its stockholders. If the Extension Amendment proposal and the Trust Liquidation Amendment proposal are both approved by the stockholders, the Board reserves the right to determine, in its sole discretion, which charter amendment to implement following the Special Meeting. In the event the Extension Amendment is implemented, the Trust Liquidation Amendment will not be implemented and will be abandoned, and vice versa.

The purpose of the Adjournment proposal is to direct the chairperson of the meeting to adjourn the Special Meeting to a later date or dates.

CR Financial Holdings, Inc., an entity affiliated with Roth Capital Partners, LLC, a joint representative of the underwriters in the Company’s initial public offering, CHLM Sponsor-5 LLC, an entity affiliated with Craig-Hallum Capital Group LLC, a joint representative of the underwriters in the Company’s initial public offering, and the Company’s other initial stockholders (collectively, the “Initial Stockholders”) hold the right to vote over an aggregate of 2,875,000 shares of our common stock, which we refer to as the “Founder Shares,” that were issued prior to the Company’s initial public offering (“IPO”) and 461,500 shares of common stock that make part of the units, which we refer to as the “Private Placement Units,” that were purchased by certain of the Initial Stockholders in a private placement which occurred simultaneously with the completion of the IPO.

Subject to applicable securities laws (including with respect to material nonpublic information), the Company or the Initial Stockholders or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements. In the event that the Initial Stockholders or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $[●] per share, based on the amounts held in the Trust Account as of [●], 2023 after the release of interest income to be used by the Company to pay its income and franchise tax obligations); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Amendment proposal, the NTA Requirement Amendment proposal or the Trust Liquidation Amendment proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Initial Stockholders or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Amendment, the NTA Requirement Amendment and the Trust Liquidation Amendment proposals will be approved; (iv) the identities of the securityholders who sold to the Initial Stockholders or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of shares of common stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem. If such transactions are effected, the consequence could be to cause the Extension Amendment, the NTA Requirement Amendment and the Trust Liquidation Amendment proposals to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for Extension Amendment proposal, the NTA Requirement Amendment proposal or the Trust Liquidation Amendment proposal at the Special Meeting. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Initial Stockholders or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Amendment proposal, the NTA Requirement Amendment proposal or the Trust Liquidation Amendment proposal.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or [●], 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Assuming that the Extension Amendment and the NTA Requirement Amendment are submitted to a vote of stockholders at the Special Meeting and approved, we estimate that the per-share pro rata portion of the Trust Account to be used to redeem the public shares for which a redemption election has been made will be approximately $[●], based on the approximate amount of $[●] million held in the Trust Account as of [●], 2023 after the release of interest income to be used by us to pay our income and franchise tax obligations. The closing price of the Company’s common stock on [●], 2023 was $[●]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment, the NTA Requirement Amendment and the Trust Liquidation Amendment proposals are not approved and we do not consummate a business combination by December 4, 2023, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of holders of at least a majority of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve the Extension Amendment proposal, the NTA Requirement Amendment proposal and the Trust Liquidation Amendment proposal. The approval of the Extension Amendment and the NTA Requirement Amendment is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Extension Amendment, the NTA Requirement Amendment and the Trust Liquidation Amendment, our board will retain the right to abandon and not implement the Extension Amendment, the NTA Requirement Amendment or the Trust Liquidation Amendment at any time without any further action by our stockholders.

Our board has fixed the close of business on [●], 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Extension Amendment and the NTA Requirement Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on [●], 2023 and only stockholders of record at that time will be entitled to vote at the Special Meeting and any adjournment or adjournments thereof. The Company’s warrants do not have voting rights.

The shares of the Company’s common stock, par value $0.0001 per share, represented by all validly executed proxies received in time to be taken to the Special Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about [●], 2023.

Dissenters’ Right of Appraisal

Holders of shares of our common stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of common stock entitled to vote at the Special Meeting is [5,847,012], including [2,510,512] outstanding public shares. Each share of common stock is entitled to one vote. The presence in person or by proxy at the Special Meeting of the holders of [2,923,507] shares, or a majority of the shares of capital stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our common stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to its, his or her bank or brokerage firm, such bank or brokerage firm will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Extension Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 2 (NTA Requirement Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 3 (Trust Liquidation Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 4 (Adjournment) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposal 1, Proposal 2 or Proposal 3 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Special Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Extension Amendment	Majority of the outstanding common shares	No
NTA Requirement Amendment	Majority of the outstanding common shares	No
Trust Liquidation Amendment	Majority of the outstanding common shares	No
Adjournment	Majority of the outstanding common shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting	Yes

Abstentions will count as a vote against each of the proposals.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our board, you should keep in mind that our Initial Stockholders, officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	unless ROCL consummates an initial business combination, the Initial Stockholders and ROCL’s officers and directors will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount of available proceeds from the IPO and private placement not deposited in the Trust Account;

●	with certain limited exceptions, 50% of ROCL’s founder shares will not be transferred, assigned, sold or released from escrow until the earlier of six months after the date of the consummation of our initial business combination and the date the closing price of our common stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and the remaining 50% of the founder shares will not be transferred, assigned, sold or released from escrow until six months after the date of the consummation of our initial business combination or earlier in either case if, subsequent to our initial business combination, we complete a liquidation, merger, share exchange, reorganization or other similar transaction which results in all of our shareholders having the right to exchange their shares of common stock for cash, securities or other property;

●	the Initial Stockholders will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public stockholders rather than liquidate;

●	based on the difference in the purchase price of $0.0087 that the Initial Stockholders paid for the Founder Shares, as compared to the purchase price of $10.00 per public unit sold in the IPO, the Initial Stockholders may earn a positive rate of return even if the share price of the combined company after the closing of a business combination falls below the price initially paid for the public units in the IPO and the public investors experience a negative rate of return following the closing of a business combination;

●	the fact that Initial Stockholders paid an aggregate of $25,000 (or approximately $0.0087 per share) for their 2,875,000 Founders Shares and such securities may have a value of $28,750,000 at the time of a business combination. Therefore, the Initial Stockholders could make a substantial profit after the initial business combination even if public investors experience substantial losses. Further, the Founder Shares have no redemption rights upon ROCL’s liquidation and will be worthless if no business combination is effected;

●	the fact that the Initial Stockholders currently hold 461,500 private placement units, each unit consisting of one share of common stock and one-half of one redeemable warrant, which private placement units were purchased at a price of $10.00 per unit, or an aggregate value of $4,615,000 and which have no redemption rights upon ROCL’s liquidation and will be worthless if no business combination is effected;

●	the fact that the Initial Stockholders have agreed not to redeem any of the Founder Shares in connection with a stockholder vote to approve a proposed initial business combination.

Additionally, if the Extension Amendment and the NTA Requirement Amendment proposals are approved and the extension is implemented and the Company consummates an initial business combination or, alternatively, if the Trust Liquidation Amendment proposal is approved and the Company consummates an acquisition transaction following the liquidation of the Trust Account, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Voting Procedures

Each share of our common stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card shows the number of shares of our common stock that you own.

●	You can vote your shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Extension Amendment proposal, the NTA Requirement Amendment proposal, the Trust Liquidation Amendment proposal and the Adjournment proposal.

●	You can attend the Special Meeting and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Solicitation of Proxies

Your proxy is being solicited by our board on the proposals being presented to stockholders at the Special Meeting. We have also engaged Advantage Proxy to solicit proxies on our behalf. We will pay Advantage Proxy its customary fee plus reasonable out-of-pocket expenses. The Company will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:

Advantage Proxy

P.O. Box 13581

Des Moines, WA 98198

Toll-Free: 877-870-8565

Collect: 206-870-8565

Email: ksmith@advantageproxy.com

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Roth CH Acquisition V Co., 888 San Clemente Drive, Suite 400, Newport Beach, CA 92660; Attention: Secretary, or call the Company promptly at (949) 720-5700.

If you share an address with at least one other stockholder and currently receive multiple copies of our Proxy Statement, and you would like to receive a single copy of our Proxy Statement, please specify such request in writing and send such written request to the contact information provided above.

Conversion Rights

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two business days prior to the Special Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our common stock as of the record date. If you properly exercise your conversion rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two business days prior to the Special Meeting). For illustrative purposes, based on funds in the trust account of approximately $[●] million on [●], 2023, the estimated per share conversion price would have been approximately $[●], after the release of interest income to be used by the Company to pay its income and franchise tax obligations.

In order to exercise your conversion rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern Time on [●], 2023 (two business days before the Special Meeting) that we convert your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attn: Mark Zimkind

E-mail: mzinkind@continentalstock.com

and

●	deliver your public shares either physically or electronically through The Depository Trust Company to our transfer agent at least two business days before the Special Meeting. Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address or contact information listed above.

Prior to exercising conversion rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your conversion rights, your shares of our common stock will cease to be outstanding immediately prior to the filing of the Extension Amendment and the NTA Requirement Amendment with the Delaware Secretary of State (assuming the Extension Amendment and the NTA Requirement Amendment are approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request conversion.

If the Extension Amendment, the NTA Requirement Amendment and the Trust Liquidation Amendment are not approved and we do not consummate an initial business combination by December 4, 2023, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our warrants to purchase common stock will expire worthless.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising conversion rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding shares of common stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of the record date. The percentages below are based on [5,847,012] shares of the Company’s common stock issued and outstanding, including common shares underlying the Company’s units. The following table does not reflect record of beneficial ownership of the warrants included in the units or the private placement units issued pursuant to the Company’s initial public offering as these warrants are not exercisable until the consummation of the Company’s initial business combination.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Common Stock
Byron Roth(3)	1,244,910	21.3%
John Lipman	802,232	13.7%
Gordon Roth(3)	862,566	14.8%
Rick Hartfiel	-	-
Aaron Gurewitz(4)	128,570	2.2
Andrew Costa	17,791	*
Matthew Day	35,582	*
Ryan Hultstrand	-	-
Adam Rothstein	42,523	*
Sam Chawla	42,523	*
Pamela Ellison	42,523	*
All officers and directors as a group (11 individuals)(3)	3,257,839	55.7%
CR Financial Holdings, Inc.(5)	763,615	13.1%
CHLM Sponsor-5 LLC(6)	802,234	13.7%
Fir Tree Capital Management LP(7)	320,023	5.5%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Roth CH Acquisition V Co., 888 San Clemente Drive, Suite 400, Newport Beach, CA 92660.
(2)	Excludes shares issuable pursuant to warrants issued in connection with the IPO, as such warrants are not exercisable until 30 days after the consummation of the Company’s initial business combination.
(3)	Includes shares owned by CR Financial Holdings, Inc. and Roth Capital Partners, LLC, over which Byron Roth and Gordon Roth have voting and dispositive power.
(4)	Consists of shares owned by the AMG Trust Established January 23, 2007, for which Aaron Gurewitz is trustee.
(5)	Byron Roth and Gordon Roth have voting and dispositive power over the shares owned by CR Financial Holdings, Inc.
(6)	Steve Dyer, Chief Executive Officer and Managing Partner of Craig-Hallum Capital Group LLC, has voting and dispositive shares owned by CHLM Sponsor-5 LLC.
(7)	The information reported is based on a Form 13F-HR for the calendar quarter ended June 30, 2023 filed on August 14, 2023. According to the Form 13F-HR, as of June 30, 2023, Fir Tree Capital Management LP (“Fir Tree”) had sole voting and dispositive power with respect to 320,023 shares of common stock. The address for Fir Tree is 500 5th Avenue, 9th Floor, New York, New York 10110.

PROPOSAL 1: THE EXTENSION AMENDMENT

This is a proposal to allow the Company, without further stockholder approval, to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which the Company has to consummate a business combination up to twelve (12) times, each such extension for an additional one (1) month period (each, an “Extension”), from December 4, 2023 to December 3, 2024 (i.e., for a period of time ending 36 months after the consummation of the Company’s initial public offering) (such date actually extended being referred to as the “Extended Date”). All stockholders are encouraged to read the proposed Extension Amendment in its entirety for a more complete description of its terms. A copy of the proposed Extension Amendment is attached hereto as Annex A.

All holders of the Company’s public shares, whether they vote for or against the Extension Amendment or do not vote at all, will be permitted to redeem all or a portion of their public shares into their pro rata portion of the Trust Account, provided that the Extension Amendment is approved. Holders of public shares do not need to be a holder of record on the record date in order to exercise redemption rights.

Pursuant to our currently existing Charter, any holders of our public shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the Trust Account, less taxes payable, calculated as of two business days prior to the Special Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our common stock as of the record date. If you properly exercise your conversion rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account which holds the proceeds of our IPO (calculated as of two business days prior to the Special Meeting).

For illustrative purposes, based on funds in the Trust Account of approximately $[●] million on [●], 2023, the estimated per share conversion price would have been approximately $[●], after the release of interest income to be used by the Company to pay its income and franchise tax obligations. The closing price of the Company’s common stock on [●], 2023 was $[●]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Reasons for the Proposed Extension Amendment

The purpose of the Extension Amendment is to allow the Company, in its sole discretion and without further stockholder approval, to amend the Charter to allow the Company additional time to complete its initial business combination. The Company’s Charter provides that the Company has only until December 4, 2023 to complete a business combination (the “combination period”).

The Company’s board of directors (the “Board”) currently believes that there will not be sufficient time before December 4, 2023 (unless the combination period is extended in accordance with the terms of the existing Charter) to complete an initial business combination. Therefore, our Board has determined that it is desirable to provide the Company with an option to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in a prospective investment. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the United States Securities and Exchange Commission (“SEC”) announcing the proposed business combination.

If the Extension Amendment is implemented and the Board determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not to seek any further extension to consummate a business combination, the Company would then look to wind up its affairs and redeem 100% of the outstanding public shares.

Redemption Rights

In connection with the Extension Amendment and the NTA Requirement Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment or the NTA Requirement Amendment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment and the NTA Requirement Amendment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended. However, if the NTA Requirement Amendment is not approved, the Company will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $[●] million cash and U.S. Treasury securities as of [●], 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed a business combination by the Extended Date.

CR Financial Holdings, Inc., an entity affiliated with Roth Capital Partners, LLC, a joint representative of the underwriters in the Company’s initial public offering, CHLM Sponsor-5 LLC, an entity affiliated with Craig-Hallum Capital Group LLC, a joint representative of the underwriters in the Company’s initial public offering, and the Company’s other initial stockholders (collectively, the “Initial Stockholders”) hold the right to vote over an aggregate of 2,875,000 shares of our common stock, which we refer to as the “Founder Shares,” that were issued prior to the Company’s initial public offering (“IPO”) and 461,500 shares of common stock that make part of the units, which we refer to as the “Private Placement Units,” that were purchased by certain of the Initial Stockholders in a private placement which occurred simultaneously with the completion of the IPO.

Subject to applicable securities laws (including with respect to material nonpublic information), the Company or the Initial Stockholders or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements. In the event that the Initial Stockholders or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $[●] per share, based on the amounts held in the Trust Account as of [●], 2023 after the release of interest income to be used by the Company to pay its income and franchise tax obligations); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Amendment proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Initial Stockholders or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Amendment, the NTA Requirement Amendment and the Trust Liquidation Amendment proposals will be approved; (iv) the identities of the securityholders who sold to the Initial Stockholders or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of shares of common stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem. If such transactions are effected, the consequence could be to cause the Extension Amendment, the NTA Requirement Amendment and the Trust Liquidation Amendment proposals to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for Extension Amendment proposal, the NTA Requirement Amendment proposal or the Trust Liquidation Amendment proposal at the Special Meeting. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Initial Stockholders or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Amendment proposal, the NTA Requirement Amendment proposal or the Trust Liquidation Amendment proposal.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or [●], 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Assuming that the Extension Amendment and the NTA Requirement Amendment are submitted to a vote of stockholders at the Special Meeting and approved, we estimate that the per-share pro rata portion of the Trust Account to be used to redeem the public shares for which a redemption election has been made will be approximately $[●], based on the approximate amount of $[●] million held in the Trust Account as of [●], 2023 after the release of interest income to be used by us to pay our income and franchise tax obligations. The closing price of the Company’s common stock on [●], 2023 was $[●]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment, the NTA Requirement Amendment and the Trust Liquidation Amendment proposals are not approved and we do not consummate a business combination by December 4, 2023, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our officers and directors and our other initial stockholders will not receive any monies

Required Vote

Subject to the foregoing, the affirmative vote of holders of at least a majority of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve the Extension Amendment proposal. The approval of the Extension Amendment is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Extension Amendment, our board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Our board has fixed the close of business on [●], 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. On the record date, there were [5,847,012] shares of common stock issued and outstanding. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Extension Amendment and the NTA Requirement Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Extension Amendment proposal.

If the Trust Liquidation Amendment proposal and the Extension Amendment proposal are both approved by the stockholders, the Board reserves the right to determine, in its sole discretion, which charter amendment to implement following the Special Meeting. In the event the Trust Liquidation Amendment is implemented, the Extension Amendment will not be implemented and will be abandoned, and vice versa.

PROPOSAL 2: THE NTA REQUIREMENT AMENDMENT

This is a proposal to amend (the “NTA Requirement Amendment”) the Charter to expand the methods that the Company may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission. All stockholders are encouraged to read the proposed NTA Requirement Amendment in its entirety for a more complete description of its terms. A copy of the proposed NTA Requirement Amendment is attached hereto as Annex A.

The NTA Requirement

Paragraph D of Article SIXTH of the Charter currently provides the following, “The Corporation will not consummate any Business Combination unless it has net tangible assets of at least $5,000,001 immediately prior to or upon consummation of such Business Combination” (the “NTA Requirement”). The purpose of this article was to ensure that, in connection with its initial business combination, the Company would continue, as it has since the IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The Company is proposing to amend its Charter to modify the NTA Requirement as follows: “The Corporation will not consummate any Business Combination unless it (or any successor) (i) has net tangible assets of at least $5,000,001 immediately prior to or upon consummation of such Business Combination, or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended.” The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it may rely on another exclusion, which relates to it being listed on The Nasdaq Global Market (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

Rule 419 blank check companies and “penny stock” issuers

As disclosed in the Company’s IPO prospectus, because the net proceeds of the IPO were to be used to complete an initial business combination with a target business that had not been selected at the time of the IPO, the Company may be deemed to be a “blank check company.” Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that that term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically, SPACs have relied upon the NTA Rule to avoid being deemed a penny stock issuer. Like many SPACs, the Company included Paragraph D of Article SIXTH in its Charter, in order to ensure that through the consummation of its initial business combination, the Company would not be considered a penny stock issuer and therefore not a blank check company if no other exemption from the rule was available.

Reliance on Rule 3a51-1(a)(2).

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria set forth in the Exchange Rule. The Company’s securities are listed on The Nasdaq Global Market and have been so listed since the consummation of the IPO. The Company believes that The Nasdaq Global Market has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on the Exchange Rule to avoid being treated as a penny stock. Therefore, the NTA Requirement is unnecessary so long as the Company meets the requirements of the Exchange Rule.

Reasons for the Proposed NTA Requirement Amendment

We believe that we can rely on other available exclusions from the penny stock rules, more specifically, the Exchange Rule, that would not impose restrictions on our net tangible assets. If the NTA Requirement Amendment proposal is not approved and there are significant requests for redemptions such that the NTA Requirement would not be satisfied, the NTA Requirement would prevent the Company from being able to consummate a business combination even if all other conditions to closing are met. While we do not believe this failure to satisfy the NTA Requirement subjects us to the SEC’s penny stock rules, as the NTA Requirement is included in the Charter, if the NTA Requirement Amendment proposal is not approved, we may not be able to consummate our initial business combination.

Required Vote

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the NTA Requirement Amendment proposal. The approval of the NTA Requirement Amendment is essential to consummate our initial business combination. Notwithstanding stockholder approval of the NTA Requirement Amendment, our board will retain the right to abandon and not implement the NTA Requirement Amendment at any time without any further action by our stockholders.

Our board has fixed the close of business on [●], 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. On the record date, there were [5,847,012] shares of common stock issued and outstanding. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the NTA Requirement Amendment proposal.

PROPOSAL 3: THE TRUST LIQUIDATION AMENDMENT

This is a proposal to allow the Company, without further stockholder approval, to amend (the “Trust Liquidation Amendment”) the Charter to delete the various provisions applicable only to special purpose acquisition corporations and provide for the liquidation of the trust account established in connection with the Company’s initial public offering. All stockholders are encouraged to read the proposed Trust Liquidation Amendment in its entirety for a more complete description of its terms. A copy of the proposed Trust Liquidation Amendment is attached hereto as Annex B.

The Charter currently provides that, if the Company does not consummate an initial business combination by December 4, 2023 (the “Termination Date”), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate.

The purpose of the Trust Liquidation Amendment is to allow the Company, in its sole discretion and without further stockholder approval, to amend the Charter to delete the various provisions applicable only to special purpose acquisition corporations, including the requirement for the Company to redeem the outstanding public shares and to dissolve and liquidate following such redemption. The Trust Liquidation Amendment provides that in the event that the Company does not consummate an initial business combination by the Termination Date, the Company will as promptly as reasonably possible thereafter liquidate the Trust Account and make a distribution to the public holders of the Corporation’s outstanding public shares, at a per share distribution amount equal to the quotient determined by dividing (i) the amount then held in the Trust Account less any income taxes owed on such funds but not yet paid, calculated as of the Termination Date, by (ii) the total number of public shares then outstanding, subject to the Company’s obligations under the Delaware law to provide for claims of creditors and other requirements of applicable law. Public stockholders will receive the liquation distribution regardless of whether they vote for or against the proposals and whether or not they are holders of public shares as of the record date.

The Company will not redeem the public shares in connection with the Trust Liquidation Amendment, and any holders of our public shares, in addition to receiving the trust account liquidation distribution, will retain such shares and all other rights as our stockholders, including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared. Holders of warrants will receive no proceeds in connection with the liquidation of the Trust Account with respect to such warrants, and such warrants will remain outstanding.

For illustrative purposes, based on funds in the Trust Account of approximately $[●] million on [●], 2023, the estimated per share distribution amount would have been approximately $[●], after the release of interest income to be used by the Company to pay its income and franchise tax obligations.

Reasons for the Proposed Trust Liquidation Amendment

The purpose of the Trust Liquidation Amendment is to allow the Company, in its sole discretion and without further stockholder approval, to amend the Charter to delete the various provisions applicable only to special purpose acquisition corporations, including the requirement for the Company to redeem the outstanding public shares and to dissolve and liquidate following such redemption.

In the judgment of our Board, the Trust Liquidation Amendment is desirable to provide the Company with an option to liquidate the Trust Account and remain an existing company in order to provide our stockholders with the opportunity to participate in a prospective investment. Following the liquidation of the Trust Account, the provisions that relate to the operation of ROCL as a blank check company prior to the liquidation of the Trust Account would no longer be applicable.

In the event the Trust Liquidation Amendment is implemented and the Company liquidates the Trust Account, the price of our securities may fluctuate significantly due to the market’s reaction to such liquidation and general market and economic conditions. An active trading market for our securities following the liquidation may never develop or, if developed, it may not be sustained. Additionally, if our securities become delisted from Nasdaq for any reason, and are quoted on the OTC Bulletin Board (an inter-dealer automated quotation system for equity securities that is not a national securities exchange), the liquidity and price of our securities may be more limited than if our securities were quoted or listed on Nasdaq or another national securities exchange. Our securities may thereby become more difficult to sell or trade unless a market can be established and sustained.

Required Vote

Subject to the foregoing, the affirmative vote of holders of at least a majority of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve the Trust Liquidation Amendment proposal. Notwithstanding stockholder approval of the Trust Liquidation Amendment, our board will retain the right to abandon and not implement the Trust Liquidation Amendment at any time without any further action by our stockholders.

Our board has fixed the close of business on [●], 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. On the record date, there were [5,847,012] shares of common stock issued and outstanding. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Trust Liquidation Amendment proposal.

If the Extension Amendment proposal and the Trust Liquidation Amendment proposal are both approved by the stockholders, the Board reserves the right to determine, in its sole discretion, which charter amendment to implement following the Special Meeting. In the event the Extension Amendment is implemented, the Trust Liquidation Amendment will not be implemented and will be abandoned, and vice versa.

PROPOSAL 4: THE ADJOURNMENT PROPOSAL

The Adjournment proposal, if adopted, will request the chairperson of the meeting (who has agreed to act accordingly) to adjourn the Special Meeting to a later date or dates. If the Adjournment proposal is not approved by the Company’s stockholders, the chairperson of the meeting will not exercise his or her ability to adjourn the Special Meeting to a later date (which he or she would otherwise have as the chairperson).

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the Special Meeting vote for the Adjournment proposal, the chairperson of the meeting will exercise his or her power to adjourn the Special Meeting as set out above.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Adjournment proposal.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Extension Amendment, the NTA Requirement Amendment, the Trust Liquidation Amendment or the Adjournment proposals by contacting us at the following address or telephone number:

Roth CH Acquisition V Co.

888 San Clemente Drive, Suite 400

Newport Beach, CA 92660

(949) 720-5700

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy

P.O. Box 13581

Des Moines, WA 98198

Toll-Free: 877-870-8565

Collect: 206-870-8565

Email: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than [●], 2023.

Annex A

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

ROTH CH ACQUISITION V CO.

[●], 2023

Roth CH Acquisition V Co., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Roth CH Acquisition V Co.”.

2. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on November 5, 2020 under the name of “Roth CH Acquisition V Co.” and thereafter amended by a Certificate of Amendment to the Certificate of Incorporation on November 12, 2020 and a Certificate of Amendment to the Certificate of Incorporation on November 22, 2021. The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on November 30, 2021 and thereafter amended by a Certificate of Amendment to the Certificate of Incorporation on May 17, 2023 (as amended, the “Amended and Restated Certificate”).

3. This Certificate of Amendment to the Amended and Restated Certificate amends the Amended and Restated Certificate.

4. This Certificate of Amendment to the Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

5. The text of Paragraph D of Article SIXTH is hereby amended and restated to read in full as follows:

“The Corporation will not consummate any Business Combination unless it (or any successor) (i) has net tangible assets of at least $5,000,001 immediately prior to or upon consummation of such Business Combination, or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended.”

6. The text of Paragraph E of Article SIXTH is hereby amended and restated to read in full as follows:

“In the event that the Corporation does not consummate a Business Combination by December 4, 2023, or, if the Corporation shall, in its sole discretion, extend the date by which the Corporation shall have to consummate a Business Combination, on a monthly basis, for up to an additional twelve months, through December 3, 2024 (or, in each case, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open, the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board of Directors pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Fund plus any pro rata interest earned on the funds held in the Trust Fund and not previously released to the Corporation for its working capital requirements or necessary to pay its taxes divided by the total number of IPO Shares then outstanding.”

Annex A-1

IN WITNESS WHEREOF, Roth CH Acquisition V Co. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

Roth CH Acquisition V Co.

By:
Name:	John Lipman
Title:	Co-Chief Executive Officer and Co-Chairman of the Board

Annex A-2

Annex B

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

ROTH CH ACQUISITION V CO.

[●], 2023

Roth CH Acquisition V Co., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Roth CH Acquisition V Co.”.

2. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on November 5, 2020 under the name of “Roth CH Acquisition V Co.” and thereafter amended by a Certificate of Amendment to the Certificate of Incorporation on November 12, 2020 and a Certificate of Amendment to the Certificate of Incorporation on November 22, 2021. The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on November 30, 2021 and thereafter amended by a Certificate of Amendment to the Certificate of Incorporation on May 17, 2023 (as amended, the “Amended and Restated Certificate”).

3. This Certificate of Amendment to the Amended and Restated Certificate amends the Amended and Restated Certificate.

4. This Certificate of Amendment to the Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

5. The text of Article SIXTH is hereby amended and restated to read in full as follows:

“In the event that the Corporation does not consummate any merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination involving the Corporation and one or more businesses or entities by December 4, 2023 (the “Termination Date”), the Corporation shall as promptly as reasonably possible thereafter liquidate the trust account established by the Corporation at the consummation of its initial public offering (the “Trust Fund”) and make a distribution to the public holders of the Corporation’s shares sold pursuant to the registration statement on Form S-1 filed with the Securities and Exchange Commission in connection with the Corporation’s initial public offering (the “IPO Shares”), at a per share distribution amount equal to the quotient determined by dividing (i) the amount then held in the Trust Fund less any income taxes owed on such funds but not yet paid, calculated as of the Termination Date, by (ii) the total number of IPO Shares then outstanding, subject to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law.”

Annex B-1

IN WITNESS WHEREOF, Roth CH Acquisition V Co. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

Roth CH Acquisition V Co.

By:
Name:	John Lipman
Title:	Co-Chief Executive Officer and Co-Chairman of the Board

Annex B-2

PROXY CARD

ROTH CH ACQUISITION V CO.

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on [●], 2023: The Proxy Statement is available at [●].

The undersigned hereby appoints Byron Roth and John Lipman, and each of them, as proxies, with full power of substitution, for and in the name of the undersigned to attend the Special Meeting of Stockholders (the “Special Meeting”) of Roth CH Acquisition V Co. (the “Company”), to be held via virtual meeting as described in the Proxy Statement on [●], 2023 at [●] a.m., Eastern Time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated [●], 2023 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.	PROPOSAL 1. EXTENSION AMENDMENT — APPROVAL OF A PROPOSAL TO ALLOW THE COMPANY, IN ITS SOLE DISCRETION AND WITHOUT FURTHER STOCKHOLDER APPROVAL, TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ALLOW THE COMPANY TO EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION UP TO TWELVE (12) TIMES, EACH SUCH EXTENSION FOR AN ADDITIONAL ONE (1) MONTH PERIOD, FROM DECEMBER 4, 2023 TO DECEMBER 3, 2024.

For ☐       Against ☐       Abstain ☐

2.	PROPOSAL 2. NTA REQUIREMENT AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EXPAND THE METHODS THAT THE COMPANY MAY EMPLOY TO NOT BECOME SUBJECT TO THE “PENNY STOCK” RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

For ☐       Against ☐       Abstain ☐

3.	PROPOSAL 3. TRUST LIQUIDATION AMENDMENT — APPROVAL OF A PROPOSAL TO ALLOW THE COMPANY, IN ITS SOLE DISCRETION AND WITHOUT FURTHER STOCKHOLDER APPROVAL, TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DELETE THE VARIOUS PROVISIONS APPLICABLE ONLY TO SPECIAL PURPOSE ACQUISITION CORPORATIONS AND PROVIDE FOR THE LIQUIDATION OF THE TRUST ACCOUNT ESTABLISHED IN CONNECTION WITH THE COMPANY’S INITIAL PUBLIC OFFERING.

For ☐       Against ☐       Abstain ☐

4.	PROPOSAL 4. ADJOURNMENT — APPROVAL TO DIRECT THE CHAIRPERSON OF THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES.

For ☐       Against ☐       Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Special Meeting (Circle one): Yes       No

Number of attendees: ____________

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.